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                            MFS STRATEGIC GROWTH FUND

   Supplement to the Prospectus and Statement of Additional Information dated January 1, 1997 as revised April 10, 1997.


     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated January 1, 1997 as revised April 10, 1997, and contains a description of Class I shares.

     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

Shareholder Transaction Expenses:                                      Class I
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price)........................  None
   Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable). None

Annual Operating Expenses of the Fund (as a percentage of average net assets):
   Management Fees.....................................................  0.75%
   Rule 12b-1 Fees.....................................................  None
   Other Expenses (after expense limitation)(1)(2)(3)..................  0.50%
                                                                        -----
   Total Operating Expenses (after expense limitation)(3)..............  1.25%
         .........
(1) "Other Expenses" is based on Class A expenses incurred during the fiscal period ended August 31, 1996.
(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other
    such  arrangements  and  directed   brokerage arrangements  (which  would
    also have the  effect of  reducing  the Fund's expenses).   Any  such  fee
    reductions  are  not  reflected  under  "Other Expenses."
(3) The   Adviser  has  agreed  to  bear  the  Fund's   expenses,   subject  to
    reimbursement by the Fund, such that "Other Expenses" do not exceed 0.50% per annum of its average daily net assets during the currect fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" would be 1.34% and 2.09%, respectively. See "Other Information" below.

                               Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                           Period                      Class I
                           1 year....................    $13
                           3 years...................     40

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;
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(ii) any fund distributed by MFS Fund  Distributors,  Inc.  ("MFD"),  the Fund's
     distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii)any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor in Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a 1.00% CDSC upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C shares and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

     Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees and class specific expenses, do not exceed 0.50% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or April 10, 2000.

                  The date of this Supplement is April 10, 1997